UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 15, 2009

AMERICA’S DRIVING RANGES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-154912	26-2797630
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

78-365 Highway 111, #287 La Quinta, CA 92253

(Address of principal executive offices)  (Zip Code

(760) 360-9547

(Registrant’s telephone number, including area code)

N/A

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.  Change in Registrant’s Certifying Accountant.

(a) On September 15, 2009, the Board of Directors of America’s Driving Range, Inc. (“ADR”) dismissed Seale and Beers, CPAs (“Seale”), its independent registered public accounting firm. On the same date, September 15, 2009, the accounting firm of Paritz & Company, P.A. (“Paritz”) was engaged as the Registrant's new independent registered public accounting firm. ADR approved the dismissal of Seale and the engagement of Paritz as its independent registered public accounting firm. None of the reports of Seale on the registrant's consolidated financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Seale never issued an opinion on the Registrant’s consolidated financial statements as the only period they were engaged by the Registrant was the interim period for the three and six months ended June 30, 2009.

For the interim period that Seale was engaged by ADR, there were no disagreements with Seale whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's consolidated financial statements, nor were there any up to and including the time of dismissal on September 15, 2009.

The registrant has requested that Seale furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On September 15, 2009, the registrant engaged Paritz as its independent registered public accounting firm. During the two most recent fiscal years and the interim periods preceding the engagement and through September 15, 2009, the registrant has not consulted Paritz regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 4, 2009, ADR appointed James Harrison to the Board as a Director of the company.

This is an uncompensated position with the company and there have been and are no other agreements with Mr. Harrison.

Mr. Harrison’s background includes:

Born September 24, 1941

University of Washington, 1959-1964 – Major, Chemical Engineering

▪

In late 1993, Mr. Harrison was introduced to a revolutionary new golf club, The Alien Ultimate Wedge.  In early 1994 he secured $2.5 million in funding to start Alien Sport, Inc.  Jim was the architect of the innovative marketing concepts that led Alien to one of the most successful new product introductions in golf industry history which resulted in sales of over 500,000 units and $65 million is sales over the next three years.  The company was sold in 1997.

▪

Returning to consulting, his first client was Adams Golf, Inc., designer of the Adams Tightlies fairway woods.  Under Jim's guidance the Adams direct response marketing program took the company from $1 million is sales in 1996 to over $100 million in 1998.

Item 9.01.  Financial Statements, Pro Forma Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits.

No.

Exhibits

16.1

Letter from Seale and Beers, CPAs, dated September 15, 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 16, 2009

AMERICA’S DRIVING RANGES, INC.

/s/ John Birchard
John Birchard
President

EXHIBIT INDEX

Exhibit No.      Description of Exhibit

16.1

Letter from Seale and Beers, CPAs, dated September 15, 2009, to the

                       Securities and Exchange Commission regarding statements included in this Form

           8-K.

Exhibit 16.1

SEALE and BEERS, CPAs

PCAOB & CPAB REGISTERED AUDITORS

www.sealebeers.com

September 15, 2009

Office Of the Chief Accountant

Securities and Exchange Commission

100 F Street, NE
Washington, D.C. 20549

Dear Sir/Madam:

We have read the statements included under Item 4.01 in the Form 8-K dated September 16, 2009 of America’s Driving Ranges, Inc. (the "Company") to be filed with the Securities and Exchange Commission and we agree with such statements insofar as they relate to our dismissal and our review of their interim financial statements for the three and six month period ended June 30, 2009. We cannot confirm or deny that the appointment of Paritz & Company, P.A. was approved by the Board of Directors, or that they were not consulted prior to their appointment as auditors.

Very truly yours,

/s/ Seale and Beers, CPAs

Seale and Beers, CPAs

Las Vegas, Nevada

CC: U.S. Securities & Exchange Commission
     Office of the Chief Accountant
     100 F Street, NE
     Washington, DC 20549
     202-551-5300 Phone
     202-772-9252 Fax

Seale and Beers, CPAs                      PCAOB & CPAB Registered Auditors
6490 WEST DESERT INN RD, LAS VEGAS, NEVADA 89146 (702) 253-7492 Fax: (702)253-7501

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